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                                                                   EXHIBIT 10.22

                                 AMENDMENT NO. 6

                         Dated as of February 21, 2002

                                       to

                         RECEIVABLES PURCHASE AGREEMENT

                          Dated as of August 10, 2000


                  THIS AMENDMENT NO. 6 dated as of February 21, 2002 ("Amendment") is entered into by and among Jabil Circuit Financial, Inc., a Delaware corporation (the "Seller"), Jabil Circuit, Inc., a Delaware corporation (the "Sub-Servicer"), the financial institutions party hereto (the "Financial Institutions"), Falcon Asset Securitization Corporation ("Falcon") and Bank One, NA (Main Office Chicago), as Agent (the "Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the RPA, as defined below.

                             PRELIMINARY STATEMENTS

                  A. The Seller, the Sub-Servicer, the Financial Institutions, Falcon and the Agent are parties to that certain Receivables Purchase Agreement dated as of August 10, 2000 (as the same has been amended prior to the date hereof and ma be further amended, restated, supplemented or otherwise modified from time to time, the "RPA").

                  B. The parties hereto have agreed to amend the RPA on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller, the Sub-Servicer, the Purchasers and the Agent agree as follows:

                  SECTION 1. Amendment to the RPA. Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 2 below, Schedule D to the RPA is hereby amended to delete the phrase "Receivables for which the Obligor is CISCO Systems, Inc." and to replace such phrase with the word "None."

                  SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date first above written, upon receipt by the Agent of:

                  (i) four (4) copies of this Amendment duly executed by each of the Seller, the Sub-Servicer, the Purchasers and the Agent:

                  (ii)     each of the documents set forth on Schedule I hereto.

                  SECTION 3. Covenants, Representations and Warranties of the Seller and the Sub-Servicer.

                  3.1 Upon the effectiveness of this Amendment, each of the Seller (individually and in its capacity as Servicer) and the Sub-Servicer hereby reaffirms all
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covenants, representations and warranties made by it, to the extent the same are not amended hereby, in the RPA, as amended, and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

     3.2 Each of the Seller (individually and in its capacity as Servicer) and the Sub-Servicer hereby represent and warrants, (i) that this Amendment constitutes the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies and
(ii) upon the effectiveness of this Amendment, no Amortization Event or Potential Amortization Event has occurred or is continuing.

     SECTION 4.     Reference to the Effect on the RPA.

     4.1 Upon the effectiveness of this Amendment, each reference in the RPA to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be reference to the RPA as amended hereby, and each reference to the RPA in any other document, instrument or agreement executed and/or delivered in connection with the RPA shall mean and be a reference to the RPA as amended hereby.

     4.2 Except as specifically amended hereby, the RPA and the other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

     4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchasers or the Agent under the RPA or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

     SECTION 5. Headings. Section headings in the Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.

     SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

     SECTION 7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 8. Fees and Expenses. The Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent.
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         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                                         JABIL CIRCUIT FINANCIAL, INC.


                                         By: /s/ Jonathan E. Taylor
                                             -----------------------------------
                                             Name: Jonathan E. Taylor
                                             Title: Vice President


                                         JABIL CIRCUIT, INC.


                                         By: /s/ Forbes Alexander
                                             -----------------------------------
                                             Name: Forbes Alexander
                                             Title: Treasurer


                                         FALCON ASSET SECURITIZATION CORPORATION


                                         By: /s/ Elizabeth R. Cohen
                                             -----------------------------------
                                             Name: Elizabeth R. Cohen
                                             Title: Authorized Signatory


                                         BANK ONE, NA (Main Office Chicago), as
                                         a Financial Institution and as Agent


                                         By: /s/ Elizabeth R. Cohen
                                             -----------------------------------
                                             Name: Elizabeth R. Cohen
                                             Title: Authorized Signatory



                       Signature Page to Amendment No. 6

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                                   SCHEDULE 1
                              CONDITIONS PRECEDENT


1. Amendment No. 6 to Receivables Purchase Agreement
2. Amendment No. 2 to Receivable Sales Agreement
3. Evidence of filing and effectiveness of UCC-3 termination statement with respect to the CISCO Receivables and evidence of termination of the related agreement pursuant to which CISCO was granted a security interest